UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 24, 2009

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KOWABUNGA! INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive, Clearwater, FL 33760

(Address of principal executive offices) (Zip Code)

(727) 324-0046

Registrant's telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01

Other Events.

The Board of Directors of Kowabunga! Inc. has approved a change of the company’s name to Inuvo, Inc. effective at the close of business on July 30, 2009. The Board approved the name change in connection with an overall branding of the company in an effort to better reflect our vision to transform the online pay-for-performance marketplace.

The name change is being effected through the merger of Kowabunga with a wholly-owned subsidiary in which Kowabunga will be the surviving entity. In accordance with the Nevada Revised Statutes, Kowabunga will change its name at the effective time of the merger. This action was approved by the company’s Board of Directors on May 28, 2009 and no consent of Kowabunga’s stockholders is required under Nevada law.

There will be no mandatory exchange of stock certificates. Following the name change, the share certificates which reflect our prior name will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent, Colonial Stock Transfer Company, Inc., 66 Exchange Place, Suite 100, Salt Lake City, UT 84111, telephone 801-355-5740.

Both our CUSIP number and our trading symbol for our common stock on the NYSE Amex will change as a result of the name change. The new CUSIP number will be 46122 W 10 5 and our new trading symbol on NYSE Amex will be INUV. Our common stock will trade under our new name and new symbol beginning on July 31, 2009.

Item 7.01

Regulation FD Disclosure.

On July 24, 2009 we issued a press release disclosing the pending name change and the launch of our new Inuvo Platform. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
2.4	Agreement and Plan of Merger dated June 5, 2009 between Inuvo, Inc. and Kowabunga! Inc.

3.4	Articles of Merger as filed with the Secretary of State of Nevada on June 5, 2009.

99.1	Press release dated July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOWABUNGA! INC.

Date: July 24, 2009	By:	/s/ GAIL L. BABITT
Gail L. Babitt, Chief Financial Officer